UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2022

ACELRX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35068	41-2193603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Boulevard, Suite 400 Hayward, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 216-3500

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 3, 2022, AcelRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (the “Purchaser”), pursuant to which the Company issued on August 3, 2022 (the “Closing Date”), in a private placement transaction (the “Transaction”), an aggregate of 3,000 shares (the “Shares”) of Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), together with a warrant (the “Warrant”) to purchase up to an aggregate of 1,623,008 shares (the “Warrant Shares”) of common stock of the Company (the “Common Stock”) at an exercise price of $0.2033 per share (subject to adjustment as provided in the Warrant, the “Exercise Price”), for an aggregate subscription amount equal to $300,000. The Warrant is immediately exercisable and has a term ending on February 3, 2028.

The Company previously filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC” or the “Commission”) relating to its upcoming special meeting of stockholders (the “Special Meeting”). As disclosed in the preliminary proxy statement, the item to be considered by the Company’s stockholders at the Special Meeting is a proposal to adopt and approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation and authorize the Board of Directors of the Company (the “Board”), in its sole discretion, to effect a reverse stock split of the outstanding shares of Common Stock at any time on or before the one year anniversary of the Special Meeting, at a reverse stock split ratio ranging from 1-for-10 to 1-for-30, as determined by the Board at a later date. The Purchase Agreement requires that the Company convene, no later than November 1, 2022 (assuming no review of the Company’s proxy statement by the Commission), an annual meeting or special meeting of stockholders for the purpose of presenting to the Company’s stockholders a proposal (the “Proposal”) to approve a reverse stock split of its outstanding Common Stock (the “Reverse Stock Split”), with the recommendation of the Board that the Proposal be approved, and that the Company use reasonable best efforts to obtain approval of the Proposal.

Pursuant to the Purchase Agreement, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware designating the rights, preferences and limitations of the Series A Preferred. The Certificate of Designation provides, among other things, that except as otherwise provided in the Certificate of Designation or as otherwise required by law, the Series A Preferred will have no voting rights (other than the right to vote as a class on certain matters as provided in the Certificate of Designation). However, pursuant to the Certificate of Designation, each share of Series A Preferred entitles the holder thereof (i) to vote on the Proposal and any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Proposal, and (ii) to 1,000,000 votes per share of Series A Preferred on the Proposal and any such adjournment proposal. The Series A Preferred shall, except as required by law, vote together with the Common Stock (and other issued and outstanding shares of preferred stock entitled to vote), as a single class; provided, however, that such shares of Series A Preferred shall, to the extent cast on the Proposal or any such adjournment proposal, be automatically and without further action of the holders thereof voted in the same proportion as the shares of Common Stock (excluding any shares of Common Stock that are not voted) and any other issued and outstanding shares of preferred stock of the Company entitled to vote (other than the Series A Preferred or shares of such other preferred stock, if any, not voted) are voted on the Proposal. The Purchaser has agreed in the Purchase Agreement to vote the shares of Series A Preferred purchased in the Transaction in favor of the Proposal, in the manner and to the extent set forth in the Certificate of Designation, in a manner that “mirrors” the proportions on which the shares of Common Stock (excluding any shares of Common Stock that are not voted) and any other issued and outstanding shares of preferred stock of the Company entitled to vote (excluding the Series A Preferred and shares of such other preferred stock, if any, not voted) are voted on the Proposal.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchaser, and customary indemnification rights and obligations of the parties.

The Company expects to use the net proceeds from the Transaction for general corporate purposes, which may include without limitation working capital, capital expenditures, research and development expenditures, regulatory affairs expenditures, clinical trial expenditures, acquisitions of or investments in new companies, technologies or products, and payment of indebtedness or obligations.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

Certificate of Designation

On August 3, 2022, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware designating 3,000 shares out of the authorized but unissued shares of its preferred stock as Series A Preferred with a stated par value of $0.001 per share. The Series A Preferred will be entitled to customary dividends and distributions when and if paid on shares of the Common Stock and will be entitled to vote on an as-converted basis on any matter presented to the stockholders of the Company or at any meeting of stockholders, subject to certain beneficial ownership limitations. The Series A Preferred will have preference over the Common Stock with respect to distribution of assets or available proceeds, as applicable, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or any other deemed liquidation event.

Each share of Series A Preferred is convertible at the option of the holder, at any time and from time to time after the effective date of a Reverse Stock Split, into that number of shares (the “Conversion Shares” and, together with the Shares, the Warrant and the Warrant Shares, the “Securities”) of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap described below) determined by dividing the stated value of such share of Series A Preferred by the Conversion Price then in effect, rounded down to the nearest whole share (with cash paid in lieu of any fractional shares). The “Conversion Price” for the Series A Preferred equals 90% of the lesser of (i) the closing sale price of the Common Stock on the trading day immediately prior to the Closing Date and (ii) the average of the closing sale prices for the Common Stock on the five trading days immediately prior to the Closing Date, subject to adjustment as provided in the Certificate of Designation; provided, that the Conversion Price may not fall below the par value per share of the Common Stock and may not exceed $0.35 per share. Based on the initial Conversion Price of $0.1848 per share, the 3,000 Shares of Series A Preferred are initially convertible into approximately 1,623,008 shares of Common Stock. The Conversion Price is subject to adjustment as set forth in the Certificate of Designation for stock dividends, stock splits, reverse stock splits, and similar events. Upon conversion, the shares of Series A Preferred shall resume the status of authorized but unissued shares of preferred stock of the Company.

Subject to the Purchaser’s right to elect to convert all or a portion of the Series A Preferred at any time during the 15 business days following the effective date of the Reverse Stock Split (the “Company Redemption Period”), the Company may, with prior notice to the holders of the Series A Preferred specified in the Certificate of Designation, redeem all or a portion of the Series A Preferred held by such holders at any time at 105% of the stated value; provided, however, that a Company redemption request shall not be effective if received by a holder of Series A Preferred before the date of the Reverse Stock Split. Each holder of Series A Preferred will have the right, with the prior notice to the Company as specified in the Certificate of Designation, to require the Company to redeem all or a portion of the Series A Preferred held by such holder following the expiration of the Company Redemption Period at 110% of the stated value. In addition, the Company will automatically redeem all of the Series A Preferred within five business days following a delisting event as specified in the Certificate of Designation at 100% of the stated value.

Warrant

The Warrant is immediately exercisable and has a term ending on February 3, 2028. The Warrant is exercisable by means of cash. However, if at the time of exercise there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the holder, then a holder may also exercise a Warrant at the holder’s election, in whole or in part, at such time by means of a net exercise of the Warrant on a cashless basis. The Warrant provides for proportional adjustment of the number and kind of securities purchasable upon exercise of the Warrant and the per share Exercise Price upon the occurrence of certain events such as stock splits, combinations, reverse stock splits and similar events. In addition, until 12 months after the Closing Date, if the Company issues or sells (or is deemed to have issued or sold) any Common Stock, Convertible Securities or Options (as defined in the Warrant), but excluding shares of Common Stock deemed to have been issued or sold by the Company in an Exempt Issuance (as defined in the Warrant) or to extend the term of such securities, for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (each of the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement entered into with the Purchaser, the Company has agreed to file a registration statement with the SEC by (i) if all Series A Preferred has not been fully redeemed, the 30th day after the effective date of the Reverse Stock Split, or (ii) if all of the Series A Preferred has been fully redeemed, 120 days after the Closing Date, to register for resale from time to time the shares of Common Stock that are issuable upon conversion of the Series A Preferred and that are issuable upon exercise of the Warrant, and to use commercially reasonable efforts to have the registration statement declared effective by the time periods set forth in the registration statement and to remain continuously effective for the time periods set forth in the Registration Rights Agreement. The Company agreed to indemnify the other party and certain affiliates against certain liabilities related to the registration statement or violation of federal securities laws in connection with the Company’s performance of its obligations under the agreement.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement, the Warrant, and Certificate of Designation do not purport to be a complete description of the rights, preferences, privileges and obligations of the parties thereunder and are subject to, and qualified in their entirety by, forms of such documents attached as Exhibits 10.1, 10.2, 4.1, and 3.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Report is incorporated by reference into this Item 3.02. The Securities were issued in a private placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated pursuant to the Securities Act. The Purchaser represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act. A description of the Series A Preferred and the Warrant under Item 1.01 of this Report on Form 8-K is incorporated by reference herein. The form of Warrant is filed as an exhibit to this Report on Form 8-K and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2022, the Company filed the Certificate of Designation with the office of the Secretary of State of the State of Delaware, designating 3,000 shares of the Company’s authorized preferred stock as the Series A Preferred. In connection with the transaction described in Item 1.01 above, on August 3, 2022, the Company issued an aggregate of 3,000 shares of Series A Preferred. The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K, including a summary of the material provisions of the Certificate of Designation governing the Series A Preferred, is incorporated by reference from the information set forth in Item 1.01 above.

The foregoing descriptions of the Certificate of Designation and Series A Preferred do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

There is no established trading market for any of the Series A Preferred, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series A Preferred on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series A Preferred will be limited.

Item 8.01	Other Events.

Date of Special Meeting of Stockholders; Record Date

The Board has determined that the Special Meeting will be held virtually on September 23, 2022, at 10:00 a.m. Pacific Time. Additional information concerning the Special Meeting will be included in the Company’s definitive proxy statement to be filed with the Commission.

The Company has declared a record date of the close of business on August 5, 2022, for determining the stockholders of record who are entitled to notice of and to vote at the Special Meeting.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights, and Limitations of Series A Convertible Preferred Stock.

4.1	Common Stock Purchase Warrant, dated August 3, 2022.

10.1	Securities Purchase Agreement, dated August 3, 2022, between AcelRx Pharmaceuticals, Inc. and Lincoln Park Capital Fund, LLC .

10.2	Registration Rights Agreement, dated August 3, 2022, between AcelRx Pharmaceuticals, Inc. and Lincoln Park Capital Fund, LLC .

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

The reverse stock split Proposal described above will be submitted to the Company’s stockholders for their consideration at the Special Meeting. The Company intends to file a definitive proxy statement (the “Proxy Statement”) that will be sent to holders of record of the Company’s Common Stock and Series A Preferred as of the record date for the Special Meeting in connection with the Proposal and the other proposals to be considered at the Special Meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the Proposal. The Company’s stockholders and other interested persons are advised to read, when available, the definitive Proxy Statement and other documents filed in connection with the Special Meeting, as these materials will contain important information about the Company, the Proposal and the other proposals to be considered at the Special Meeting. When available, the definitive Proxy Statement and other relevant materials will be mailed to stockholders of the Company as of the record date for the Special Meeting. The Company’s stockholders will also be able to obtain copies of the Proxy Statement and other documents filed with the Commission, without charge, once available, at the Commission’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary c/o AcelRx Pharmaceuticals, Inc., 25821 Industrial Boulevard, Suite 400, Hayward, CA 94545.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Proposal and the other proposals to be considered at the Special Meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the Commission and is available free of charge at the Commission’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive Proxy Statement relating to the Special Meeting, which will be filed with the Commission and which will be available free of charge at the Commission’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the Commission.

Appointment of Proxy Solicitor & Participants in Solicitation

The Company intends to engage Innisfree M&A Incorporated (“Innisfree”) to assist it with the solicitation of proxies in connection with the Special Meeting. The Company expects to pay Innisfree a fee of $12,500, plus out-of-pocket expenses.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including uncertainties relating to the Special Meeting and the proposals to be considered at the Special Meeting. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the reverse stock split Proposal and the other risks, uncertainties and factors detailed in the Company’s filings with the Commission, including in the Company’s Annual Report for the year ended December 31, 2021, and subsequent filings with the Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, the Company undertakes no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Current Report. Certain risks, uncertainties and other factors relating to the Company’s business are described in greater detail in the Company’s filings from time to time with the Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the Commission, which the Company strongly urges you to read and consider, all of which are available free of charge on the Commission’s web site at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELRX PHARMACEUTICALS, INC.

Dated: August 4, 2022	By:	/s/ Raffi Asadorian
	Name:	Raffi Asadorian
	Title:	Chief Financial Officer